SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2003

AXCESS INTERNATIONAL INC.

(formerly AXCESS Inc.)

(Exact name of registrant as specified in its charter)

Delaware	0-11933	85-0294536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3208 Commander Drive, Carrollton, Texas		75006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (972) 407-6080

(AXCESS Inc.)

(Former name or former address, if changed since last report.)

Item 5.   Other Events.

On December 17, 2003 AXCESS International Inc. (AXCESS) filed an 8-K announcing the completion of their financial restructuring plan designed to significantly reduce the amount of debt and preferred stock reflected on AXCESS’s balance sheet.  At the time of filing, AXCESS was unable to provide pro forma financial information due to the recent occurrence of the restructuring.  As part of our prior 8-K filing, AXCESS stated it would provide pro forma financial information showing the effect of the restructuring within 60 days.  The purpose of this amended 8-K filing is to disclose the aforementioned pro forma financial information.

The attached unaudited pro forma consolidated financial statements have been prepared to reflect the transactions described below as if they had all occurred as of September 30, 2003, with respect to the pro forma balance sheet, and as of January 1, 2003 with respect to the pro forma statement of operations for the 9 months ended September 30, 2003 and January 1, 2002 with respect to the pro forma statements of operations for the 12 months ended December 31, 2002.

The significant entities involved in the restructuring were PV Proceeds Holdings, Inc., Antiope Partners, L.L.C., Amphion Ventures L.P., VennWorks L.L.C., Amphion Investment L.L.C. and JP Morgan.  Management believes that the result of the restructuring will be a reduction in the cost of financing our business reflected through lower interest and dividend payments, and improving financial performance per share.

Item 7.   Financial Statements and Exhibits.

AXCESS INC.
UNAUDITED PRO FORMA

CONSOLIDATED BALANCE SHEET

	September 30, 2003	Unaudited Pro Forma Adjustments		Unaudited Pro Forma
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$300,256	$(25,000	)(1)	$2,839,300
		2,536,625	(2)
		362,250	(3)
		(334,831	)(4)
Accounts receivable-trade, net of allowance for doubtful accounts	74,999			74,999
Inventory	146,000			146,000
Prepaid expenses and other	198,268			198,268
Total current assets	719,523	2,539,044		3,258,567

Property, plant and equipment, net	87,349			87,349
Intellectual property, net	224,089			224,089
Other assets	595			595

Total assets	$1,031,556	$2,539,044		$3,570,600

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$1,161,445	$—		$1,161,445
Other accrued liabilities	1,826,585	(1,005,636	)(5)	436,126
		(171,240	)(6)
		(43,787	)(7)
		(169,796	)(8)
Notes payable:
Stockholders, includes $6,477,979 in default	10,405,227	(4,000,000	)(1)	(7)
		(4,525,001	)(5)
		(1,130,233	)(6)
		(350,000	)(7)
		(400,000	)(8)
Other	83,993			83,993
Dividend payable	756,180	(214,862	)(9)	87,594
		(105,783	)(10)
		(228,807	)(11)
		(3,508	)(12)
		(14,780	)(13)
		(79,431	)(14)
		(21,415	)(15)
Current liabilities	14,233,430	(12,464,279)		1,769,151

Note payable to stockholder	1,288,333	4,000,000	(1)	5,347,289
		(334,831	)(4)
		393,787	(7)
Discount on notes payable	(840,282)	(689,932	)(1)	(1,598,136)
		(67,922	)(4)

Total liabilities	14,681,481	(9,163,177)		5,518,304

See Notes to Unaudited Pro Forma Adjustments

	September 30, 2003	Pro Forma Adjustments		Pro Forma
	(Unaudited)
Stockholders’ equity (deficit):
Convertible preferred stock, 7,000,000 shares authorized;	$4,872,847	$(1,515,492	)(9)	$536,623
11,976 shares issued and outstanding in 2003; $4,872,847		(645,369	)(10)
Aggregate liquidation preference in 2003		(1,566,675	)(11)
		(24,019	)(12)
		(90,171	)(13)
		(347,869	)(14)
		(146,629	)(15)
Convertible preferred stock, $.01 par value;	—	15,700	(2)	17,900
		2,200	(3)
Common stock, $.01 par value, 50,000,000 shares authorized	194,461	1,570	(2)	239,755
2003; 19,449,028 shares issued and outstanding in 2003		2,945	(5)
		18,313	(6)
		2,279	(8)
		6,921	(9)
		3,040	(10)
		7,267	(11)
		112	(12)
		426	(13)
		1,739	(14)
		682	(15)
Additional paid-in capital	126,054,368	664,932	(1)	144,959,201
		3,690,187	(2)
		527,970	(3)
		1,177,827	(5)
		7,324,850	(6)
		492,304	(8)
		1,723,432	(9)
		756,861	(10)
		1,809,452	(11)
		27,906	(12)
		106,369	(13)
		432,905	(14)
		169,838	(15)
Note receivable and accrued interest due from stockholder	(4,711,915)	4,711,915	(5)	—
Accumulated deficit	(140,059,686)	(1,170,832	)(2)	(147,701,183)
		(167,920	)(3)
		67,922	(4)
		(362,050	)(5)
		(6,041,691	)(6)
		75,213	(8)
		(8,748	)(10)
		(21,237	)(11)
		(491	)(12)
		(1,844	)(13)
		(7,343	)(14)
		(2,476	)(15)

Total liabilities and stockholders’ deficit	$1,031,556	$2,539,044		$3,570,600

See Notes to Unaudited Pro Forma Adjustments

AXCESS INC.
UNAUDITED PRO FORMA

CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months ended September 30, 2003

	September 30, 2003	Unaudited Pro Forma Adjustments		Unaudited Pro Forma
	(Unaudited)
Sales	$717,572	$		$717,572
Cost of Sales	448,964			448,964
Inventory Impairment	98,428			98,428

Gross profit	170,180	—		170,180

Expenses:
Research and development	458,199			458,199
General and administrative	965,828			965,828
Selling and marketing	203,984			203,984
Depreciation and amortization	336,462			336,462

Operating expenses	1,964,473	—		1,964,473

Loss from operations	(1,794,293)	—		(1,794,293)

Other income (expense):
Interest expense	(794,387)	(276,722	)(1)	(717,666)
		12,522	(4)
		283,637	(5)
		46,951	(6)
		(9,532	)(7)
		19,865	(8)
Interest income	—			—
Other	140,980			140,980

Other expense, net	(653,407)	76,721		(576,686)

Net loss	(2,477,700)	76,721		(2,370,979)

Preferred stock dividend requirements	(775,750)	(145,846	)(2)	(673,694)
		(20,437	)(3)
		91,940	(9)
		39,152	(10)
		95,045	(11)
		1,457	(12)
		5,470	(13)
		26,380	(14)
		8,895	(15)
Net loss applicable to common stock	$(3,223,450)	178,777		$(3,044,672)

Basic and diluted net loss per share	$(0.18)			$(0.14)

Weighted average shares of common stock outstanding	17,964,124	4,529,345		22,493,469

Non-Recurring Charges
Restructuring charges	$—	$67,922	(4)	$(6,260,606)
		(362,050	)(5)
		(6,041,691	)(6)
		75,213	(8)
Non-recurring dividend requirements	—	(1,170,832	)(2)	(1,338,752)
		(167,920	)(3)

See Notes to Unaudited Pro Forma Adjustments

AXCESS INC.
UNAUDITED PRO FORMA

CONSOLIDATED STATEMENT OF OPERATIONS

Twelve Months ended December 31, 2002

	December 31, 2003	Unaudited Pro Forma Adjustments		Unaudited Pro Forma
Sales	$1,596,221	$		$1,596,221
Cost of Sales	1,078,518			1,078,518
Inventory Impairment	134,483			134,483

Gross profit	383,220	—		383,220

Expenses:
Research and development	1,632,385			1,632,385
General and administrative	1,568,696			1,568,696
Selling and marketing	1,072,425			1,072,425
Depreciation and amortization	566,264			566,264

Operating expenses	4,840,043	—		4,840,043

Loss from operations	(4,456,823)	—		(4,456,823)

Other income (expense):
Interest expense	(1,152,898)	(300,107	)(1)	(980,406)
		16,742	(4)
		379,222	(5)
		62,773	(6)
		(12,698	)(7)
		26,560	(8)
Interest income	—			—
Other	8,587			8,587

Other expense, net	(1,144,311)	172,492		(971,819)

Net loss	(5,601,134)	172,492		(5,428,642)

Preferred stock dividend requirements	(430,003)	(194,996	)(2)	(293,553)
		(27,324	)(3)
		122,923	(9)
		52,347	(10)
		127,075	(11)
		1,948	(12)
		7,314	(13)
		35,270	(14)
		11,893	(15)
Net loss applicable to common stock	$(6,031,137)	308,942		$(5,722,195)

Basic and diluted net loss per share	$(0.37)			$(0.28)

Weighted average shares of common stock outstanding	16,132,374	4,529,345		20,661,719

Non-Recurring Charges
Restructuring charges	$—	$67,922	(4)	$(6,260,606)
		(362,050	)(5)
		(6,041,691	)(6)
		75,213	(8)
Non-recurring dividend requirements	—	(1,170,832	)(2)	(1,338,752)
		(167,920	)(3)

See Notes to Unaudited Pro Forma Adjustments

AXCESS
NOTES TO UNAUDITED PRO FORMA ADJUSTMENTS

(1)           PV Proceeds Holdings, Inc – Note Extension

AXCESS reached an Agreement to Amend Purchase Note and Payment Term with PV Proceeds Holdings, Inc. the holders of a $4.0 million of non-interest bearing note that was due December 31, 2002 and was in default.  PV Proceeds consented to a five-year extension of the note with an interest rate of 5% per annum from January 1, 2003 payable in full at maturity of December 31, 2007.  As further consideration for entering into the agreement AXCESS granted to PV Proceeds Holdings, Inc. a warrant to purchase up to 500,000 shares of common stock of AXCESS.  The warrants have an exercise price of two dollars ($2.00) per share and shall expire on the earlier of February 14, 2008 or forty-five days after the principal and all accrued interest are paid.  AXCESS has also agreed to certain provisions that would further reduce the principal amount over time.  AXCESS also recorded a discount of $689,932 which will be amortized over the life of the loan.  The adjustment to interest expense reflects the portion of the discount that would have been amortized in each period.

(2)           2003B Preferred Equity Offering

During November of 2003 the Company raised a net of approximately $2,536,625 of additional working capital through an exempt Preferred Stock offering.  The Preferred Stock is designated as 2003B Preferred and each $70,000 unit consists of 40,000 shares of Preferred Stock bearing a 7% dividend, 2,000 shares of common stock and 40,000 warrants to purchase the Company’s common stock exercisable for two years at $2.75 per share. The Preferred Stock offering also included an automatic conversion into common stock on a one for one basis if our closing twenty-day average stock price is over $3.75 per share. In connection with the 2003B Preferred Stock offering including fees and expenses, AXCESS will issue 1,570,000 shares of the 2003B Preferred Stock, 157,000 shares of common stock and 1,570,000 warrants.  AXCESS also recorded a $1,170,832 non-recurring dividend for the excess of the value of the shares and warrants issued over the cash received.

(3)           2003B Preferred Equity Offering (2nd Close)

During December of 2003 the Company raised a net of approximately $362,250 of additional working capital through an exempt Preferred Stock offering.  The Preferred Stock is designated as 2003B Preferred and each $70,000 unit consists of 40,000 shares of Preferred Stock bearing a 7% dividend and 40,000 warrants to purchase the Company’s common stock exercisable for two years at $2.75 per share. The Preferred Stock offering also included an automatic conversion into common stock on a one for one basis if our closing twenty-day average stock price is over $3.75 per share. In connection with the 2003B Preferred Stock offering including fees and expenses, AXCESS will issue 220,000 shares of the 2003B Preferred Stock and 1,570,000 warrants.  AXCESS also recorded a $167,920 non-recurring dividend for the excess of the value of the shares and warrants issued over the cash received.

(4)           PV Proceeds Holdings, Inc. - Principal Reduction

Per the Amended and Restated Purchase Note with Proceeds, AXCESS has agreed to make a payment to reduce the outstanding balance of the note as a result of the 2003B Preferred Equity Offering.

(5)           Amphion Ventures L.P. - Offset and Conversion

AXCESS reached an agreement with Amphion Ventures L.P. with regards to certain notes between the Parties.  AXCESS was indebted to Amphion Ventures LP for $5,530,637 of principal and accrued interest.  Amphion Ventures LP owed AXCESS  $4,711,915 of note receivable and accrued interest.  The above-described notes were set off against each other there by reducing the debt owed Amphion Ventures L.P. by AXCESS to $818,722.  Amphion Ventures L.P. also agreed to convert the remaining amount of demand notes and accrued interest into 294,476 common shares and an equal number of warrants priced at $2.75, that will expire in two years.  As a result of the above-described transactions, AXCESS recorded a restructuring charge of $362,050 for the excess of the value of the shares and warrants issued over the book value of the notes.

(6)           VennWorks L.L.C. – Demand Notes

AXCESS reached an agreement with VennWorks L.L.C. with regards to demand promissory notes executed between them for $1,301,473 of principal and accrued interest.  VennWorks L.L.C. agreed to convert that amount of demand notes and accrued interest into 1,831,332 common shares and an equal number of warrants priced at $2.75 that will expire in two years.  As a result of the above-described transaction, AXCESS recorded a restructuring charge of $6,041,691 for the excess of the value of the shares and warrants issued over the book value of the notes.

(7)           Amphion Investment L.L.C. – Note Extension

AXCESS reached an agreement with Amphion Investment L.L.C. with regards to a demand promissory note executed between them for $393,787 of principal and accrued interest.  Amphion Investment L.L.C. consented to a five-year extension of the note with an interest rate of 5% per annum from January 1, 2003 payable in full at maturity of December 31, 2007.  As a result of the above-described transaction, AXCESS recorded a discount on debt of $67,922 that will be amortized over the life of the loan.  The discount reflects the estimated value of the term extension and was offset against charges to earnings recorded on the restructuring transactions with related parties of the Amphion Investment LLC.

(8)           JP Morgan SBIC LLC – Senior Promissory Note Conversion

AXCESS agreed with JP Morgan SBIC LLC (formerly known as J.P. Morgan Investment Corporation) with regards to a Senior Promissory Note executed between them for $569,796 of principal and accrued interest.  JP Morgan SBIC LLC agreed to convert that amount of notes and accrued interest into 227,918 common shares.  As a result of the above-described transaction, AXCESS recorded a restructuring gain of $75,213.

(9)           PV Proceeds Holdings, Inc. – Series 1999

PV Proceeds Holdings, Inc. converted their Series 1999 Preferred Stock and all accrued dividends into AXCESS common stock resulting in AXCESS issuing 692,142 shares of common stock.  PV Proceeds Holdings, Inc. has agreed to certain limitations on the sale of these shares based on AXCESS’s current and future share trading volumes.  Allan Griebenow, President and Chief Executive Officer of AXCESS is currently a board member of PV Proceeds Holdings, Inc.

(10)         Antiope Partners L.L.C. – Series I

Antiope Partners L.L.C. agreed to convert $759,900 of Preferred Series I (including accrued dividends) into 303,960 shares of common stock of AXCESS.

(11)         Antiope Partners L.L.C. – Series I

Antiope Partners L.L.C. agreed to convert $1,816,719 of Preferred Series J (including accrued dividends) into 726,688 shares of common stock of AXCESS.

(12)         JP Morgan SBIC LLC – Series J

JP Morgan SBIC L.L.C. agreed to convert $28,018 of Preferred Series J (including accrued dividends) into 11,173 shares of common stock of AXCESS.

(13)         JP Morgan SBIC LLC – Series I

JP Morgan SBIC L.L.C. agreed to convert $106,795 of Preferred Series I (including accrued dividends) into 42,590 shares of common stock of AXCESS.

(14)         Jackson Hole – Series C

Jackson Hole agreed to convert $427,300 of Preferred Series C (including accrued dividends) into 173,858 shares of common stock of AXCESS.

(15)         Jackson Hole – Series J

Jackson Hole agreed to convert $170,520 of Preferred Series J (including accrued dividends) into 68,208 shares of common stock of AXCESS.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS INTERNATIONAL, INC.
(Registrant)

February 11, 2004	/s/ Allan Griebenow
(Date)	Allan Griebenow
President and Chief Executive Officer